As filed with the Securities and Exchange Commission on August 19, 2005

===============================================================================
                                                  1933 Act File No. 333-113978
                                                   1940 Act File No. 811-21539


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND


                                  SUPPLEMENT TO
    JOINT PROXY STATEMENT AND NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS

                                 AUGUST 12, 2005

       Notwithstanding anything to the contrary set forth in the Joint Proxy Statement and Notice of Joint Annual Meetings of Shareholders for the above Funds, the Record Date for the determination of shareholders entitled to notice of and to vote at the Meetings is July 11, 2005.

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND


                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                                 August 12, 2005

Dear Shareholder:

         The accompanying materials relate to the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust Value Line(R) Dividend Fund, and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (each a "Fund" and collectively, the "Funds"). The Meetings will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on September 12, 2005 at 10:00 a.m. Central time.

         At the Meetings, you will be asked to vote on a proposal to elect Trustees of your Fund and to transact such other business as may properly come before the Meeting and any adjournments thereof. The proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

         YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

         After you have voted on the proposal, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         We appreciate your participation in this important Meeting. Thank you.

                                             Sincerely,

                                             James A. Bowen
                                             Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

                  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

                  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

                  3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                              VALID SIGNATURE

         CORPORATE ACCOUNTS
         (1) ABC Corp.                             ABC Corp.
         (2) ABC Corp.                             John Doe, Treasurer
         (3) ABC Corp.
                c/o John Doe, Treasurer            John Doe
         (4) ABC Corp. Profit Sharing Plan         John Doe, Trustee

         TRUST ACCOUNTS

         (1) ABC Trust                             Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee
                u/t/d 12/28/78                     Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA       John B. Smith
         (2) John B. Smith                         John B. Smith, Jr., Executor

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND


                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                 NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                        To be held on September 12, 2005


August 12, 2005

To the Shareholders of the above Funds:

         Notice is hereby given that the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust Value Line(R) Dividend Fund, and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on September 12, 2005, at 10:00 a.m. Central time, for the following purposes:

         1.    To elect five Trustees of each Fund as outlined below:

               a. For First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust Value Line(R) Dividend Fund, and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund: Five
                     (5) Trustees are to be elected by holders of Common Shares of each Fund, voting as a single class. Trustees Bowen, Erickson, Nielson, Kadlec, and Oster are nominees for election by all shareholders of each Fund.

               b. For First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II:

                     i. Three (3) Trustees are to be elected by holders of Common and Preferred Shares of each Fund, voting together as a single class. Trustees Bowen, Erickson, and Nielson are nominees for election by holders of Common and Preferred Shares of each Fund; and

                     ii. Two (2) Trustees are to be elected by holders of Preferred Shares of each Fund, voting as a single class. Trustees Kadlec and Oster are nominees for election by holders of Preferred Shares of each Fund.

         2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

         The Board of Trustees has fixed the close of business on July 12, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings.

                                              By order of the Board of Trustees,

                                              W. Scott Jardine
                                              Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND


                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 12, 2005


                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                              JOINT PROXY STATEMENT
                                 August 12, 2005


         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust Value Line(R) Dividend Fund, and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on September 12, 2005, at 10:00 a.m. Central time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of the Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Board of Trustees of the Funds has determined that the use of this Joint Proxy Statement is in the best interests of each Fund and its shareholders in light of the same matters being considered and voted on by shareholders.

         Proxy solicitations will be made, beginning on or about August 12, 2005, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by officers or employees of each Fund; First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Funds; and PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of the Funds and a subsidiary of The PNC Financial Services Group Inc., or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE ADVISER AT 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532 OR BY CALLING 1-800-988-5891. THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 12, 2005.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees, and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Fund and, with respect to the election of Trustees by the holders of Preferred Shares, one-third of the voting power of the outstanding Preferred Shares. In the absence of a quorum, any lesser number of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum shall be present. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted.

         The close of business on July 12, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and all adjournments thereof.

         Each Fund, except First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II, has one class of shares of beneficial interest, par value $0.01 per share, known as Common Shares. First Trust/Four Corners Senior Floating Rate Income Fund has two classes of shares of beneficial interest, par value $0.01 per share, Common Shares and Money Market Cumulative Preferred Shares ("MMP(R) Shares"). First Trust/Four Corners Senior Floating Rate Income Fund II has two classes of shares of beneficial interest, par value $0.01 per share, Common Shares and Auction Market Preferred Shares ("AMPS"). Throughout this Joint Proxy Statement, MMP(R) Shares and AMPS will be collectively referred to as "Preferred Shares." On the Record Date, each Fund had the following number of shares (the "Shares") outstanding:

----------------------------------------------------------------------------------- -------------------- ----------------
                                                                                          COMMON            PREFERRED
                                                                                          SHARES             SHARES
FUND                                                                                    OUTSTANDING        OUTSTANDING
----------------------------------------------------------------------------------- -------------------- ----------------
First Trust/Four Corners Senior Floating Rate Income Fund                                  4,924,349.38       2,280
----------------------------------------------------------------------------------- -------------------- ----------------
First Trust/Four Corners Senior Floating Rate Income Fund II                            25,272,768.3109       4,000
----------------------------------------------------------------------------------- -------------------- ----------------
First Trust/Value Line(R) & Ibbotson Equity Allocation Fund                                   6,505,236        N/A
----------------------------------------------------------------------------------- -------------------- ----------------
First Trust Value Line(R) Dividend Fund                                                      32,400,000        N/A
----------------------------------------------------------------------------------- -------------------- ----------------
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                  8,980,236        N/A
----------------------------------------------------------------------------------- -------------------- ----------------

         Common Shares of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, and First Trust/Value Line(R) & Ibbotson Equity Allocation Fund are listed on the American Stock Exchange under the ticker symbols FVD, FCM, and FVI, respectively. Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II are listed on the New York Stock Exchange under the ticker symbols MFD and FCT, respectively. The Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II are not listed on a national stock exchange.

         Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

          In order that your Shares may be represented at the Meeting, you are requested to:

          o   indicate your instructions on the proxy card;

          o   date and sign the proxy card;

          o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

          o allow sufficient time for the proxy to be received BY 5:00 P.M., on SEPTEMBER 9, 2005.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         Proposal 1 relates to the election of Trustees of each Fund. Management proposes the election of five Trustees: James A. Bowen, Richard E. Erickson, Niel B. Nielson, Thomas R. Kadlec, and David M. Oster. Each Trustee has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office until the next annual meetings of shareholders or until his successor is elected and qualified, or until he resigns, retires, or is otherwise removed. Each of the nominees was elected to each Fund's Board by the Fund's initial shareholder on the Fund's respective organizational date. In addition, each of the nominees was elected to each Fund's Board to serve a one-year term by the Shareholders at the last Joint Annual Meetings of Shareholders of the Funds held on September 13, 2004.

         a. For First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust Value Line(R) Dividend Fund, and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund: Five (5) Trustees are to be elected by holders of Common Shares of each Fund, voting as a single class. Trustees Bowen, Erickson, Nielson, Kadlec, and Oster are nominees for election by all Shareholders of each Fund.

         b. For First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund
              II:

              i. Three (3) Trustees are to be elected by holders of Common and Preferred Shares of each Fund, voting together as a single class. Trustees Bowen, Erickson, and Nielson are nominees for election by holders of Common and Preferred Shares of each Fund; and

              ii. Two (2) Trustees are to be elected by holders of Preferred Shares of each Fund, voting as a single class. Trustees Kadlec and Oster are nominees for election by holders of Preferred Shares of each Fund.

         The following table indicates which shareholders are solicited with respect to each matter described above:

-------------------------------------------------------------------------------- -------- -----------
                                                                                  COMMON   PREFERRED
                                   MATTER                                         SHARES    SHARES
-------------------------------------------------------------------------------- -------- -----------
a.    Election of five (5) Trustees for First Trust/Value Line(R) & Ibbotson         X
      Equity Allocation Fund, First Trust Value Line(R) Dividend Fund, and
      Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income
      Fund
-------------------------------------------------------------------------------- -------- -----------
b.i.  Election of three (3) Trustees for First Trust/Four Corners Senior             X         X
      Floating Rate Income Fund and First Trust/Four Corners Senior Floating
      Rate Income Fund II
-------------------------------------------------------------------------------- -------- -----------
b.ii. Election of two (2) Trustees for First Trust/Four Corners Senior                         X
      Floating Rate Income Fund and First Trust/Four Corners Senior Floating
      Rate Income Fund II
-------------------------------------------------------------------------------- -------- -----------

         The Trustees, including those who are not "interested persons" of the Fund ("Independent Trustees") as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), shall be elected by the affirmative vote of the holders of a plurality of the Shares of each Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on the enclosed proxy card, your Shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the Fund. If any of the nominees should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee or nominees as management may recommend.

         The Board of Trustees Unanimously Recommends That Shareholders Vote FOR Proposal 1.


                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

         The management of each Fund, including the general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of the Board of Trustees. There are five Trustees of each Fund, one of who is an "interested person" (as the term "interested person" is defined in the 1940 Act) and four of whom are Independent Trustees. During the past five years, no Independent Trustee has been a trustee, director or employee of, or consultant to, the Adviser, any sub-adviser described below under "INVESTMENT ADVISER, SUB-ADVISERS AND ADMINISTRATOR," or any of their affiliates. The Trustees of the Funds set broad policies for each Fund, choose each Fund's officers, and hire each Fund's investment adviser and, if applicable, sub-adviser. The officers of the Funds manage the day-to-day operations and are responsible to the Funds' Board of Trustees. The following is a list of Trustees and officers of the Funds and a statement of their present positions, principal occupations during the past five years, the number of portfolios each oversees, and the other directorships they hold, if applicable.

                                 BOARD NOMINEES

-----------------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                TERM OF                                       PORTFOLIOS
                                                OFFICE(2)       PRINCIPAL                     IN FUND
                               POSITION(S)      AND             OCCUPATION(S)                 COMPLEX        OTHER
 NAME, ADDRESS, AND            HELD WITH        LENGTH OF       DURING PAST FIVE              OVERSEEN       DIRECTORSHIPS
 DATE OF BIRTH                 THE FUNDS        TIME SERVED(3)  YEARS                         BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
 James A. Bowen(1)             President,       1 Year          President, First Trust        23             NONE
 1001 Warrenville Road         Chairman of                      Portfolios L.P. and
 Suite 300                     the Board,                       First Trust Advisors;
 Lisle, IL 60532               Chief            Since 2003      Chairman of the Board,
 D.O.B.: 9/55                  Executive                        BondWave, LLC and
                               Officer and                      Stonebridge Advisors LLC
                               Trustee
-----------------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
 Richard E. Erickson           Trustee          1 Year          Physician and                 23             NONE
 c/o First Trust Advisors L.P.                                  President,
 1001 Warrenville Road                                          Wheaton Orthopedics;
 Suite 300                                      Since 2003      Co-Owner and
 Lisle, IL 60532                                                Co-Director, Sports
 D.O.B.: 4/51                                                   Med Center for Fitness;
                                                                Limited Partner, Gundersen
                                                                Real Estate Partnership
-----------------------------------------------------------------------------------------------------------------------------
 Niel B. Nielson               Trustee          1 Year          President Covenant            23             Director of Good
 c/o First Trust Advisors L.P.                                  College (2002 to                             News Publishers-
 1001 Warrenville Road                                          Present); Associate                          Crossway Books;
 Suite 300                                      Since 2003      Pastor, College                              Covenant
 Lisle, IL 60532                                                Church in Wheaton                            Transport Inc.
 D.O.B.: 3/54                                                   (1997 to 2002)
-----------------------------------------------------------------------------------------------------------------------------
 Thomas R. Kadlec              Trustee          1 Year          Vice-President, Chief
 c/o First Trust Advisors L.P.                                  Financial Officer, ADM        23             NONE
 1001 Warrenville Road                                          Investor Services, Inc.
 Suite 300                                      Since 2003      (Futures Commission
 Lisle, IL 60532                                                Merchant) (1990 to Present);
 D.O.B.: 11/57                                                  Registered Representative,
                                                                Segerdahl & Company, Inc.,
                                                                an NASD member (Broker-Dealer)
                                                                (2000 to Present); President,
                                                                ADM Derivatives, Inc. (May
                                                                2005 to present)
-----------------------------------------------------------------------------------------------------------------------------
 David M. Oster                Trustee          1 Year          Trader (Self-                 11             NONE
 c/o First Trust Advisors L.P.                                  Employed) (1987 to
 1001 Warrenville Road                                          Present) (Options
 Suite 300                                      Since 2003      Trading and Market
 Lisle, IL 60532                                                Making)
 D.O.B.: 3/64
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL                      NUMBER OF
                                                  TERM OF OFFICE(2)   OCCUPATION(S)                  PORTFOLIOS IN FUND
 NAME, ADDRESS, AND         POSITION(S) HELD      AND LENGTH OF       DURING PAST FIVE               COMPLEX SERVED
 DATE OF BIRTH              WITH THE FUNDS        TIME SERVED(3)      YEARS                          BY OFFICER
-----------------------------------------------------------------------------------------------------------------------------
 Mark R. Bradley            Treasurer,            Indefinite          Chief Financial                23
 1001 Warrenville Road      Controller, Chief                         Officer, Managing
 Suite 300                  Financial Officer                         Director, First Trust
 Lisle, IL 60532            and Chief             Since 2003          Portfolios L.P. and
 D.O.B.: 11/57              Accounting Officer                        First Trust Advisors;
                                                                      Chief Financial
                                                                      Officer, BondWave, LLC
                                                                      and Stonebridge
                                                                      Advisors LLC
-----------------------------------------------------------------------------------------------------------------------------
 Susan M. Brix              Assistant Vice        Indefinite          Representative, First          23
 1001 Warrenville Road      President                                 Trust Portfolios L.P.;
 Suite 300                                                            Assistant Portfolio
 Lisle, IL 60532                                  Since 2003          Manager, First Trust
 D.O.B.: 1/60                                                         Advisors
-----------------------------------------------------------------------------------------------------------------------------
 Robert F. Carey            Vice President        Indefinite          Senior Vice President,         23
 1001 Warrenville Road                                                First Trust Portfolios
 Suite 300                                                            L.P. and First Trust
 Lisle, IL 60532                                  Since 2003          Advisors
 D.O.B.: 7/63
-----------------------------------------------------------------------------------------------------------------------------
 W. Scott Jardine           Secretary and Chief   Indefinite          General Counsel,               23
 1001 Warrenville Road      Compliance Officer                        First Trust Portfolios
 Suite 300                                                            L.P. and First Trust
 Lisle, IL 60532                                  Since 2003          Advisors; Secretary,
 D.O.B.: 5/60                                                         BondWave, LLC and
                                                                      Stonebridge Advisors LLC
-----------------------------------------------------------------------------------------------------------------------------
 Kristi A. Maher            Assistant Secretary   Indefinite          Assistant General              23
 1001 Warrenville Road                                                Counsel,
 Suite 300                                                            First Trust Portfolios
 Lisle, IL 60532                                  Since 2004          L.P. and First Trust
 D.O.B.: 12/66                                                        Advisors (March 2004
                                                                      to Present); Associate,
                                                                      Chapman and Cutler LLP
                                                                      (1995 to March  2004)
-----------------------------------------------------------------------------------------------------------------------------
 Roger F. Testin            Vice President        Indefinite          Vice President, First          23
 1001 Warrenville Road                                                Trust Portfolios L.P.
 Suite 300                                                            and First Trust
 Lisle, IL 60532                                  Since 2003          Advisors (August 2001
 D.O.B.: 6/66                                                         to Present); Analyst,
                                                                      Dolan Capital
                                                                      Management (1998 to 2001)
-----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment adviser of the Funds.

(2) Trustees are elected each year by Shareholders and serve a one-year term until their successors are elected. Officers of the Funds have an indefinite term.

(3) Trustees and Officers were elected in 2003 for First Trust Value Line(R) Dividend Fund and First Trust/Four Corners Senior Floating Rate Income Fund. Trustees and Officers were elected in 2004 for the other Funds. Kristi A. Maher was elected Assistant Secretary of all Funds on June 7, 2004. W. Scott Jardine was appointed Chief Compliance Officer of all Funds on July 26, 2004.

         In addition to the Funds, the First Trust Fund Complex includes First Defined Portfolio Fund, LLC, an open-end management investment company with 12 portfolios, advised by First Trust Advisors, and First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, and First Trust Strategic High Income Fund, closed-end funds also advised by First Trust Advisors.

         Messrs. Erickson, Nielson, Kadlec, and Bowen are Trustees of First Defined Portfolio Fund, LLC; Messrs. Bowen, Erickson, Nielson, Kadlec, and Oster are Trustees of First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, and First Trust Strategic High Income Fund. During the past five years, none of the Independent Trustees, or any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P., any sub-adviser or any of their affiliates. In addition, Mr. Bowen, chief executive officer of each Fund, and the other officers of the Funds, hold the same positions with First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, and First Trust Strategic High Income Fund, as they hold with the Funds.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY EACH NOMINEE FOR ELECTION
   AS TRUSTEE

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and in other funds in the First Trust Fund Complex as of May 31, 2005:

---------------------------------------------------------------------------------------------------------------------------------
                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND/(NUMBER OF COMMON SHARES HELD)
                    ----------------------------------------------------------------------------------      AGGREGATE DOLLAR
                                                                                                             RANGE OF EQUITY
                                          First           First                                             SECURITIES IN ALL
                                        Trust/Four     Trust/Value                       Macquarie/First   REGISTERED INVESTMENT
                         First           Corners         Line(R) &                         Trust Global    COMPANIES OVERSEEN BY
                       Trust/Four         Senior         Ibbotson                        Infrastructure/      TRUSTEE IN FUND
                        Corners          Floating         Equity           First Trust       Utilities           COMPLEX/
                    Senior Floating    Rate Income      Allocation        Value Line(R)      Dividend &     (NUMBER OF SHARES
NAME OF TRUSTEE     Rate Income Fund     Fund II           Fund           Dividend Fund     Income Fund            HELD)
---------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
James A. Bowen        $1-$10,000/      $1-$10,000/    $10,001-$50,000/   $10,001-$50,000/       None            Over $100,000/
                     (250 Shares)     (500 Shares)     (1,250 Shares)     (3,000 Shares)                        (9,750 Shares)
---------------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Richard E.            $1-$10,000/      $1-$10,000/      $1-$10,000/         $1-$10,000/        $1-$10,000/     $10,001-$50,000/
Erickson            (100.535 Shares) (100.528 Shares)  (106.186 Shares)   (100.675 Shares)   (100 Shares)    (1,220.413 Shares)
---------------------------------------------------------------------------------------------------------------------------------
Thomas R. Kadlec      $1-$10,000/         None        $10,001-$50,000/   $10,001-$50,000/       None          $50,001-$100,000/
                     (541 Shares)                       (801 Shares)      (1,972 Shares)                        (4,981 Shares)
---------------------------------------------------------------------------------------------------------------------------------
Niel B. Nielson       $1-$10,000/     $1-$10,000/          None            $1-$10,000/        $1-$10,000/       $10,001-$50,000/
                     (203 Shares)    (203 Shares)                         (217 Shares)       (203 Shares)        (1,448 Shares)
---------------------------------------------------------------------------------------------------------------------------------
David M. Oster        $1-$10,000/    $10,001-$50,000/  $10,001-$50,000/  $10,001-$50,000/   $10,001-$50,000/     Over $100,000/
                     (200 Shares)      (600 Shares)     (1,500 Shares)    (1,500 Shares)     (1,100 Shares)      (6,567 Shares)
---------------------------------------------------------------------------------------------------------------------------------

         As of May 31, 2005, the Independent Trustees of each Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser, sub-adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser or principal underwriter of the Funds, nor did any Independent Trustee purchase or sell securities of First Trust Advisors, any sub-adviser or their parents, or subsidiaries.

         James A. Bowen sold four limited partnership units of Grace Partners of DuPage L.P., the limited partner of First Trust Advisors, to Grace Partners of DuPage L.P. on January 3, 2005 for a price of $475,000 per unit.

         As of May 31, 2005, the Trustees and executive officers as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding.

-------------------------------------------------------------------------------- ------------ -------------
                                                                                  COMMON        PREFERRED
                                                                                  SHARES        SHARES
FUND                                                                              OWNED         OWNED
-------------------------------------------------------------------------------- ------------- ------------
First Trust/Four Corners Senior Floating Rate Income Fund                         1,294.53      0
-------------------------------------------------------------------------------- ------------- ------------
First Trust/Four Corners Senior Floating Rate Income Fund II                      1,403.53      0
-------------------------------------------------------------------------------- ------------- ------------
First Trust/Value Line(R)  & Ibbotson Equity Allocation Fund                      3,657.19      N/A
-------------------------------------------------------------------------------- ------------- ------------
First Trust Value Line(R) Dividend Fund                                           6,789.67      N/A
-------------------------------------------------------------------------------- ------------- ------------
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund      1,403.00      N/A
-------------------------------------------------------------------------------- ------------- ------------


         As of May 31, 2005 the Trustees and chief executive officer as a group beneficially owned 23,966.413 shares of funds in the First Trust Fund Complex (less than 1% of the shares outstanding).

INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS OF FIRST TRUST/VALUE LINE(R)
   & IBBOTSON EQUITY ALLOCATION FUND

         The following table sets forth the beneficial ownership of shares of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund ("FVI") by each person known to FVI to be deemed a beneficial owner of more than five percent (5%) of the total outstanding shares of Common Shares of FVI as of May 31, 2005. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission by such holders.

------------------------------------------ -------------- ----------------------
                                           COMMON SHARES  % OF FVI'S OUTSTANDING
                                           BENEFICIALLY   COMMON SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER       OWNED          BENEFICIALLY OWNED
------------------------------------------ -------------- ----------------------
Ron Olin Investment Management Company(1)  331,000        5.1%
4 Cedar Chine
Asheville, NC  28803
------------------------------------------ -------------- ----------------------
Doliver Capital Advisors, Inc.(2)          795,700        12.2%
1800 Bering Dr., Suite 850
Houston, TX  77057
------------------------------------------ -------------- ----------------------

(1) Based solely upon information presented in a Schedule 13G/A, filed February 3, 2005, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. Pursuant to that Schedule 13G/A, the entity has shared dispositive voting power over the shares beneficially owned. FVI does not have any knowledge of who the ultimate beneficiaries are of these shares.

(2) Based solely upon information presented in Schedule 13G/A, filed April 8, 2005 by Doliver Capital Advisors, Inc. The entity has shared dispositve voting power over the shares beneficialy owned. FVI does not have any knowledge of who the ultimate beneficiaries are of these shares.

         Except as described above, to the knowledge of the Funds, as of August 2, 2005, no single shareholder or "group" (as that term is used in Section 13(d) of the Securites Exchange Act of 1934) beneficially owned more than 5% of any Fund's outstanding Common Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission by such holders.

COMPENSATION

         Effective June 7, 2004, the Trustees approved a revised compensation plan. Under the revised plan, each Fund pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates an annual retainer of $10,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to non-interested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees are shared by the funds in the First Trust Fund Complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to June 7, 2004, each Fund paid each Trustee not affiliated with First Trust Advisors, any sub-adviser or any of their affiliates an annual fee of $10,000 plus $1,000 as compensation for each board meeting (in-person or by electronic means) and $500 per committee meeting (in-person or by electronic means) attended. The Board of Trustees held seven meetings of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust Value Line(R) Dividend Fund, and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund during the fiscal year ended May 31, 2005. Each of the Trustees attended all of the meetings of the Board of Trustees of the Funds for the fiscal year ended May 31, 2005. The aggregate fees and expenses paid to the Trustees by each Fund for the fiscal year ended May 31, 2005 (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

------------------------------------------------------------------------------- --------------------
                                                                                 AGGREGATE FEES AND
FUND                                                                             EXPENSES PAID
------------------------------------------------------------------------------- --------------------
First Trust/Four Corners Senior Floating Rate Income Fund                        $47,671
------------------------------------------------------------------------------- --------------------
First Trust/Four Corners Senior Floating Rate Income Fund II                     $48,998
------------------------------------------------------------------------------- --------------------
First Trust/Value Line(R) & Ibbotson Equity Allocation Fund                      $47,008
------------------------------------------------------------------------------- --------------------
First Trust Value Line(R) Dividend Fund                                          $49,476
------------------------------------------------------------------------------- --------------------
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund     $47,572
------------------------------------------------------------------------------- --------------------

         The following table sets forth certain information regarding the compensation of each Fund's Trustees for the fiscal year ended May 31, 2005. The Funds have no retirement or pension plans.

------------------------------------------------------------------------------------------------------------------------------
                                                         AGGREGATE                           AGGREGATE
                       AGGREGATE        AGGREGATE        COMPENSATION                        COMPENSATION
                       COMPENSATION     COMPENSATION     FROM FIRST        AGGREGATE         FROM
                       FROM FIRST       FROM FIRST       TRUST VALUE       COMPENSATION      MACQUARIE/FIRST
                       TRUST/FOUR       TRUST/FOUR       LINE(R) &         FROM FIRST        TRUST GLOBAL        TOTAL
                       CORNERS SENIOR   CORNERS SENIOR   IBBOTSON          TRUST VALUE       INFRASTRUCTURE/     COMPENSATION
                       FLOATING RATE    FLOATING RATE    EQUITY            LINE(R) DIVIDEND  UTILITIES DIVIDEND  FROM THE FUND
 NAME OF TRUSTEE       INCOME FUND      INCOME FUND II   ALLOCATION FUND   FUND              & INCOME FUND       COMPLEX
------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 James A. Bowen        0                0                0                 0                 0                   0
------------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
 Richard E. Erickson   $11,877          $12,082          $11,716           $12,227           $11,828             $113,616
------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Kadlec      $11,877          $12,082          $11,716           $12,227           $11,828             $113,616
------------------------------------------------------------------------------------------------------------------------------
 Niel B. Nielson       $11,877          $12,082          $11,716           $12,227           $11,828             $113,616
------------------------------------------------------------------------------------------------------------------------------
 David M. Oster        $11,880          $12,095          $11,719           $12,236           $11,833              $98,625
------------------------------------------------------------------------------------------------------------------------------


         The total compensation paid to Messrs. Erickson, Kadlec, and Nielson, Independent Trustees of each Fund and the Fund Complex, for the fiscal year ended May 31, 2005, includes compensation for their services as Trustees to First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, and First Trust/FIDAC Mortgage Income Fund, and the Funds. For the fiscal year ended May 31, 2005, Mr. Oster was not a Trustee of First Defined Portfolio Fund, LLC and accordingly, his total compensation was based on compensation paid by First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, and the Funds.

         The officers and the interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.


                                   COMMITTEES

AUDIT COMMITTEE

         The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Nielson, and Oster, all of whom are "independent" as defined in the listing standards of the American Stock Exchange and the New York Stock Exchange. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee met five times during the fiscal year ended May 31, 2005, with all members present.

         In carrying out its responsibilities, the Audit Committee pre-approves all audit services for each Fund and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund and the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors"). The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee. Any decisions by the Chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Trustees on June 12, 2005, a copy of which is attached as Exhibit A hereto. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of the Funds' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, at a meeting held on July 27, 2005, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of each Fund for the fiscal years ended May 31, 2005, and discussed the audit of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         Members of each Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds for purposes of accounting, financial management or internal control functions. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and Deloitte & Touche. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Funds' financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the Funds' audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the year ended May 31, 2005 in its Annual Report dated May 31, 2005.

         Submitted by the Audit Committee of the Funds:
                  Richard E. Erickson
                  Thomas R. Kadlec
                  Niel B. Nielson
                  David M. Oster

INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for the Funds for the fiscal year ending May 31, 2006. Deloitte & Touche acted as independent auditors for the Funds for the fiscal year ended May 31, 2005. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to auditors. Deloitte & Touche did note that the trust account of a Deloitte & Touche partner invested in First Trust/Four Corners Senior Floating Rate Income Fund II on May 28, 2004. When notified of the violation, the position was immediately divested. Deloitte & Touche informed the Audit Committee that this situation did not materially impact Deloitte & Touche's independence due to the remediation of the transaction and the fact that the partner has no involvement with Deloitte & Touche's engagement with the Funds or First Trust Advisors. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

         Set forth in the table below are fees billed by Deloitte & Touche to each Fund and its Adviser for each Fund's fiscal periods ended May 31, 2004 and May 31, 2005:

----------------------- ------------------------ ----------------------- ----------------------- -----------------------
                              AUDIT FEES           AUDIT RELATED FEES           TAX FEES             ALL OTHER FEES
----------------------- ------------------------ ----------------------- ----------------------- -----------------------
                           2004         2005        2004        2005        2004        2005        2004        2005
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
First Trust/Four         $47,000      $27,350    $2,500(1)       0           0       $4,500(3)       0           0
Corners Senior
Floating Rate Income
Fund
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
First Trust/Four         $14,500      $55,475        0       $8,000(1)       0       $4,500(3)       0           0
Corners Senior
Floating Rate Income
Fund II
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
First Trust/Value        $13,500      $27,975        0           0           0       $3,500(3)       0           0
Line(R)  & Ibbotson
Equity Allocation Fund
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
First Trust Value        $23,500      $17,975        0           0           0       $3,500(3)       0           0
Line(R) Dividend Fund
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
Macquarie/First Trust    $15,500      $37,000        0       $8,000(1)       0       $4,000(3)       0           0
Global
Infrastructure/
Utilities Dividend &
Income Fund
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
First Trust Advisors        N/A         N/A      $20,400(2)  $20,000(2)  $6,000(3)   $6,000(3)      N/A      $35,000(4)
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------

(1)  These fees were for agreed upon procedures relating to coverage requirements.
(2)  These fees were for AIMR-PPS verification services.
(3)  These fees were for tax return preparation.
(4)  These fees were for tax services in connection with the development of a new fund.


         Set forth in the table below are the aggregate non-audit fees shown in the table above billed by Deloitte & Touche to each Fund and to the Adviser for each Fund's fiscal periods ended May 31, 2004 and May 31, 2005:

--------------------------------------------------------------------------------
                            AGGREGATE NON-AUDIT FEES
--------------------------------------------------------------------------------
                                                 2004           2005
-----------------------------------------------  -------------  ----------------
First Trust/Four Corners Senior Floating Rate     $2,500         $4,500
Income Fund
-----------------------------------------------  -------------  ----------------
First Trust/Four Corners Senior Floating Rate          0        $12,500
Income Fund II
-----------------------------------------------  -------------  ----------------
First Trust/Value Line(R) & Ibbotson Equity            0         $3,500
Allocation Fund
-----------------------------------------------  -------------  ----------------
First Trust Value Line(R) Dividend Fund                0         $3,500
-----------------------------------------------  -------------  ----------------
Macquarie/First Trust Global Infrastructure/           0        $12,000
Utilities Dividend & Income Fund
-----------------------------------------------  -------------  ----------------
First Trust Advisors                             $26,400        $61,000
-----------------------------------------------  -------------  ----------------

         In addition to pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by the independent auditors, the Audit Committee pre-approves the independent auditors' engagements for non-audit services to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of a Fund.

         All of the Audit Fees, Audit Related Fees, Tax Fees, All Other Fees, and Aggregate Non-Audit Fees for the Funds and the Adviser disclosed in the tables set forth above were pre-approved by the Audit Committee pursuant to its pre-approval policies. None of these fees were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

OTHER COMMITTEES

         The Board of Trustees of the Funds has three other standing committees: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee, and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs. Bowen and Kadlec are members of the Executive Committee. For the fiscal year ended May 31, 2005, the Executive Committee, serving as the Dividend and Pricing Committee, met a total of nine times for First Trust/Four Corners Senior Floating Rate Income Fund II, eleven times for First Trust/Four Corners Senior Floating Income Fund, four times for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, one time for First Trust/Value Line(R) & Ibbotson Equity Allocation Fund and four times for First Trust Value Line(R) Dividend Fund. Each Fund's Executive Committee met to authorize all of the respective Funds' dividend declarations.

         Each Fund's Nominating and Governance Committee (formerly the Nominating Committee) (the "Committee") is composed entirely of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of each Fund and who are "independent directors" within the meaning of the listing standards of the American and New York Stock Exchanges. Messrs. Erickson, Kadlec, Nielson, and Oster are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at www.ftportfolios.com. The Committee met one time during the fiscal year ended May 31, 2005.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates. Shareholders of a Fund who wish to recommend a person for nomination as a candidate for a position on the Fund's Board should mail such recommendation to the Fund, attention W. Scott Jardine, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Recommendations must include (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairperson of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

         In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non- "interested person" candidate, independence from the Funds, investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates, and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Funds on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

         The Valuation Committee is responsible for the oversight of the pricing procedures of the Funds. Messrs. Erickson, Kadlec, and Oster are members of the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended May 31, 2005.

ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

         The policy of the Board relating to attendance by Trustees at annual meetings of the Funds is contained in the Funds' Nominating and Governance Committee Charter, which is posted on the Funds' website at www.ftportfolios.com.

INVESTMENT ADVISER, SUB-ADVISERS AND ADMINISTRATOR

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Funds' investment adviser. Four Corners Capital Management, LLC, 515 South Flower Street, Suite 4310, Los Angeles, California 90071, serves as the investment sub-adviser to the First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global

Infrastructure/Utilities Dividend & Income Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II. Macquarie Infrastructure Fund Adviser, LLC, 600 5th Avenue, 21st Floor, New York, New York 10020, serves as the investment sub-adviser to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund.

         PFPC acts as the Funds' administrator and accounting agent and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-adviser and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange or the New York Stock Exchange, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that all such filing requirements applicable to such persons were met, except as described below.

        First Trust Advisors made late Form 3 filings for all of the Funds on behalf of itself as investment adviser. Upon discovery of this oversight in November 2004, Form 3s were filed on behalf of First Trust Advisors for each of the Funds on December 9, 2004. In addition, First Trust Portfolios L.P. also failed to make the requisite Form 3 filings on behalf of all of the Funds. Upon discovery of this oversight in November 2004, Form 3s were filed on behalf of First Trust Portfolios L.P. on December 9, 2004, for each of the Funds. In addition, on February 3, 2005, late Form 3s were filed for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II on behalf of Four Corners Capital Management, LLC, a sub-adviser for these Funds. Also on this date, a late Form 3 was filed for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund on behalf of Macquarie Infrastructure Fund Adviser LLC, a sub-adviser of this Fund. On behalf of Brett Byrd and Charles Allen, officers of Four Corners Capital Management, LLC, late Form 3s were filed for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II. In addition, for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II, it was discovered that Form 3s were not yet filed for Ed Soccorso, an officer of Four Corners Capital Management, LLC. These Form 3 filings will be made as soon as practicable for Mr. Soccorso. Finally, late Form 3s were filed for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund on behalf of Heidi Mortensen and Ronald Palmer Jr., each an officer or director of Macquarie Infrastructure Fund Adviser, LLC.

         A Form 4 was filed late on July 26, 2004, on behalf of David McGarel, an officer of First Trust Advisors, for purchases he made on July 23, 2004, of shares in First Trust Value Line(R) Dividend Fund. In addition, on April 18,

2005, a Form 4 was filed late on behalf of James Bowen, President of First Trust Advisors, for purchases made on April 15, 2005, of shares of First Trust/Four Corners Senior Floating Rate Income Fund II. Form 4s and Form 5s were filed late on August 3, 2005 and August 4, 2005, on behalf of David Oster, a Trustee, for purchases he made on June 16, 2004, of shares of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II.

SHAREHOLDER PROPOSALS

         To be considered for presentation at the annual meeting of shareholders of a Fund to be held in 2006, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than April 14, 2006. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the applicable Fund not later than June 28, 2006. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

         Each Fund's fiscal year end was May 31, 2005.

ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of each Fund following the Funds' fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling 1-800-988-5891.

         Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

GENERAL

         A list of shareholders entitled to be present and to vote at the Meetings will be available at the offices of the Funds, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

         Failure of a quorum to be present at a Meeting will necessitate adjournment and will be subject the applicable Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a Meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.


                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meetings, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of a Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

 August 12, 2005

--------------------------------------------------------------------------------
 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER


I. PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

         A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

         B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

         C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

         D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.


 II. COMMITTEE ORGANIZATION AND COMPOSITION.

         A.       Size and Membership Requirements

          1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

         2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds, each member must meet the independence and experience requirements of the New York Stock Exchange or the American Stock Exchange (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

         3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

         4. With respect to Funds that are closed-end funds whose shares are listed on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange. Such member may be, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds whose shares are listed on the American Stock Exchange, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the American Stock Exchange. A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

         5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two other public companies, in addition to their service on the Committee.

         B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

         C. Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.


III. RESPONSIBILITIES.

         A. With respect to Independent Auditors:

         1. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

         2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditors' evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditors' activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

         3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

         4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

         5. The Committee shall pre-approve the External Auditors' engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

         6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditors' independence.

          7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm;
(c) any steps taken to deal with any such issues; and (d) the External Auditors' independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

          8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by
Section 10A(b) of the Exchange Act.

         9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further consider the rotation of the independent auditor firm itself.

        10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

        11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

        12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

        B. With respect to Fund Financial Statements:

        1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

        2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

         3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

         4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditors' review of the Funds' financial statements.

         5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

         6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

         7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

         8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

         C. With respect to serving as a Qualified Legal Compliance Committee:

         1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

         i. The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws,
(b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, who shall forward the Report of Material Violation to the Committee.

         ii. Upon receipt of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

        iii. After considering the Report of a Material Violation, the Committee shall do the following if it deems an investigation necessary:

               o   Notify the full Board;

               o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

               o Retain such additional expert personnel as the Committee deems necessary.

         iv. At the conclusion of any such investigation, the Committee shall:

               o Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

               o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

         2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

         D.       Other Responsibilities:

          1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III. C. above.

         2. The Committee shall review, with Fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

         3. The Committee shall review and reassess the adequacy of this charter on an annual basis, if necessary, and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

         4. The Committee shall evaluate on an annual basis the performance of the Committee.

         5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

         6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

         7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

         8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

         9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, Fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         10. The Committee shall maintain minutes of its meetings.

         11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV. AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V. FUNDING PROVISIONS.

         A. The Committee shall determine the:

         1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

         2. Compensation to any advisers employed by the Committee.

         B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI. MANAGEMENT AND EXTERNAL AUDITORS' RESPONSIBILITIES.

         A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

         B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

         C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended:  June 13, 2005

                               [BLANK BACK COVER]

                                   DETACH HERE                           ZFTR32

                                     PROXY

           FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
                        ANNUAL MEETING ON SEPTEMBER 12, 2005

The undersigned holder of shares of the First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 10:00 a.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement dated August 12, 2005, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

--------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
___________________________________          ________________________________
___________________________________          ________________________________
___________________________________          ________________________________

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586






                                   DETACH HERE                           ZFTR31

[X] Please mark                                                        |   3886
    votes as in                                                        |
    this example.                                                      --------


This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE SET FORTH.
1. To elect three Trustees by holders of Common and Preferred Shares, voting together as a single class.

    Nominees: (01) James A. Bowen (02) Richard E. Erickson (03) Neil B. Nielson

                  FOR                         WITHHOLD
                  ALL    [  ]         [  ]    FROM ALL
               NOMINEES                       NOMINEES


         [  ] _______________________________________________
              For all nominees except as noted above (include each nominee for which your vote is withheld)


                        Mark box at right if an address change or comment
                        has been noted on the reverse side of this card.    [  ]

                        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE.

                        NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


Signature:_______________ Date:_______    Signature:_______________ Date:_______

                                   DETACH HERE                           ZFTC62

                                     PROXY

           FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
                      ANNUAL MEETING ON SEPTEMBER 12, 2005

The undersigned holder of Preferred Shares of the First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 10:00 a.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement dated August 12, 2005, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

--------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
___________________________________          ________________________________
___________________________________          ________________________________
___________________________________          ________________________________

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586






                                   DETACH HERE                           ZFTC61

[X] Please mark                                                        |   3886
    votes as in                                                        |
    this example.                                                      --------


This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE SET FORTH.
1. To elect three Trustees by holders of Common and Preferred Shares, voting together as a single class.

    Nominees: (01) James A. Bowen (02) Richard E. Erickson (03) Neil B. Nielson

    To elect two Trustees by holders of Preferred Shares, voting separately as a single class.

    Nominees: (04)  Thomas R. Kadlec    (05)  David M. Oster


                  FOR                         WITHHOLD
                  ALL    [  ]         [  ]    FROM ALL
               NOMINEES                       NOMINEES


         [  ] _______________________________________________
              For all nominees except as noted above (include each nominee for which your vote is withheld)


                        Mark box at right if an address change or comment
                        has been noted on the reverse side of this card.    [  ]

                        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE.

                        NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


Signature:_______________ Date:_______    Signature:_______________ Date:_______